UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.   )
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☒ Soliciting Material Pursuant to §240.14a-12
KushCo Holdings, Inc.
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On March 31, 2021, Nicholas Kovacevich, Chairman and Chief Executive Officer of KushCo Holdings, Inc. (“KushCo”), and Aaron LoCascio, Chief Executive Officer of Greenlane Holdings, Inc., participated in an interview with MG Magazine, regarding the proposed merger (the “Merger”) of KushCo and Greenlane. The article as it appeared on https://mgretailer.com/cannabis-news/greenlane-holdings-kushco-holdings-combine-to-create-industry-powerhouse/ is provided below.
Greenlane Holdings, KushCo Holdings Combine to Create Industry Powerhouse
By Staff -March 31, 2021

BOCA RATON, Fla. and CYPRESS, Calif. – Global house of brands Greenlane Holdings, Inc. and cannabis ancillary leader KushCo Holdings, Inc. entered into a definitive merger agreement wherein KushCo will become a wholly owned subsidiary of Greenlane. The transaction brings together two of the industry’s longest-running ancillary product and services companies, with more than twenty-five years of combined operational history. The combined company expects to generate more than $310 million in revenue in 2021.
“We’re incredibly excited to be able to merge Greenlane with KushCo, establishing one of the leading ancillary companies in the cannabis space,” Greenlane co-founder and Chief Executive Officer Aaron LoCascio told mg. “This transformative transaction will deliver more value to our millions of customers across the supply chain. Additionally, with federal legalization becoming more of a possibility by the day, and with the big legalization news coming out of New York today, there has never been a better time for Greenlane to enhance its standing in the marketplace as the premier and leading ancillary cannabis company in the world.”
“As an industry leader, the combined company will be well positioned to grow profitability and maximize value for all stockholders, while also providing enhanced product offerings and expanded ancillary services to our valued customer bases,” added KushCo co-founder and Chief Executive Officer Nick Kovacevish.
With the merger, KushCo and Greenlane will increase their shared customer base to include a majority of the top dispensaries in the United States, many of the industry’s leading multi-state-operators and Canadian licensed producers, and millions of consumers.
“Both Greenlane’s and KushCo’s product offerings and customers complement each other very well, allowing for tremendous cross-selling opportunities,” said Kovacevish. “Whereas KushCo has excelled in serving the upstream market of growers, processors, and brands, Greenlane has done a phenomenal job building out its downstream market of retail and direct-to-consumer channels. We look forward to tapping into our combined twenty-five years of experience, robust combined knowledge, deep product development expertise, and solid relationships with key vendors to continue delivering innovative product solutions to businesses and consumer clients globally.”
Post-merger, LoCascio will serve as president for the combined company while Kovacevich will assume the role of chief executive officer. Greenlane’s Bill Mote and Adam Schoenfeld will serve as chief financial officer and chief strategy officer, respectively. The company will be headquartered in Boca Raton, Florida.
Cautionary Statement Regarding Forward-Looking Statements
This communication includes forward-looking statements. These forward-looking statements generally can be identified by phrases such as “will,” “expects,” “anticipates,” “foresees,” “forecasts,” “estimates” or other words or phrases of similar import. These statements are based on current expectations, estimates and projections about the industry, markets in which KushCo and Greenlane operate, management’s beliefs, assumptions made by management and the transactions described in this communication. While KushCo’s and Greenlane’s management believe the assumptions underlying the forward-looking statements and information are reasonable, such information is necessarily subject to uncertainties and may involve certain risks, many of which are difficult to predict and are beyond management’s control. These risks include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (2) the outcome of any legal proceedings that may be instituted against the parties and others following announcement of the Merger Agreement; (3) the inability to consummation the Merger due to the failure to obtain the requisite stockholder approvals or the failure to satisfy other conditions to completion of the Merger; (4) risks that the proposed Merger disrupts current plans and operations of KushCo and/or Greenlane; (5) the ability to recognize the anticipated benefits of the Merger; and (6) the amount of the costs, fees, expenses and charges related to the Merger; and the other risks and important factors contained and identified in KushCo’s and Greenlane’s filings with the SEC, such as their respective Annual Reports on Form 10-K for the fiscal year ended December 31, 2020, any of which could cause actual results to differ materially from the forward-looking statements in this communication.
Important Information for Investors and Stockholders

In connection with the proposed Merger, Greenlane expects to file with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 that will include a joint proxy statement of Greenlane and KushCo that also constitutes a prospectus of Greenlane, which joint proxy statement will be mailed or otherwise disseminated to Greenlane’s and KushCo’s respective stockholders when it becomes available. Greenlane and KushCo also plan to file other relevant documents with the SEC regarding the proposed Merger. INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

Investors and security holders may obtain free copies of the registration statement and the joint proxy statement/prospectus (if and when it becomes available) and other relevant documents filed by Greenlane and KushCo with the SEC at the SEC’s website at www.sec.gov. Copies of the documents filed by the companies will be available free of charge on their respective websites at www.gnln.com and www.kushco.com.

Participants in Solicitation

This communication relates to the proposed Merger between Greenlane and KushCo. This communication is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential Merger. Greenlane, KushCo and their respective directors and executive officers may be considered participants in the solicitation of proxies in connection with the proposed Merger. Information about the directors and executive officers of Greenlane is set forth in its proxy statement for its 2020 annual meeting of stockholders, which was filed with the SEC on April 24, 2020. Information about the directors and executive officers of KushCo is set forth in its proxy statement for its 2021 annual meeting of stockholders, which was filed with the SEC on December 28, 2020. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.